                                                                    EXHIBIT 25.3

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

  __ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                          41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                       55479
(Address of principal executive offices)                     (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
            (Name, address and telephone number of agent for service)
                          -----------------------------

                             ALDERWOODS GROUP, INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                     52-1522627
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

311 ELM STREET, SUITE 1000
CINCINNATI, OHIO                                             45202
(Address of principal executive offices)                     (Zip code)

                          -----------------------------
                          12 1/4% SENIOR NOTES DUE 2009
                       (Title of the indenture securities)
================================================================================

Item 1.  GENERAL INFORMATION.  Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2.  AFFILIATIONS WITH OBLIGOR.  If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  FOREIGN TRUSTEE.          Not applicable.

Item 16.  LIST OF EXHIBITS.         List below all exhibits filed as a part of
                                    this Statement of Eligibility. Wells Fargo
                                    Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.        a.       A copy of the Articles of Association of the
                                    trustee now in effect.**

         Exhibit 2.        a.       A copy of the certificate of authority of
                                    the trustee to commence business issued
                                    June 28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of Minneapolis.*

                           b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                           c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                           e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                           f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank
                                    Minnesota, National Association."***

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.**

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.







         * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

         ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 99.T3G to the Form T-3 dated July 13, 2000 of GB Property Funding Corp. file number 022-22473.

         *** Incorporated by reference to exhibit number 2f to the trustee's Form T-1 filed as exhibit 25.1 to the Current Report Form 8-K dated September 8, 2000 of NRG Energy Inc. file number 001-15891.






                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 15th day of March 2002.






                           WELLS FARGO BANK MINNESOTA,
                           NATIONAL ASSOCIATION


                           /s/ JANE Y. SCHWEIGER
                           ---------------------------------
                           Jane Y. Schweiger
                            Assistant Vice President

                                                  EXHIBIT 6




March 15, 2002



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                             Very truly yours,

                             WELLS FARGO BANK MINNESOTA,
                             NATIONAL ASSOCIATION


                             /s/ JANE Y. SCHWEIGER
                             -----------------------------------------
                             Jane Y. Schweiger
                             Assistant Vice President

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
--------------------------------
Legal Title of Bank                                                         RC-1
MINNEAPOLIS
--------------------------------                                              11
City
MN                   55479
--------------------------------
State                Zip Code

FDIC Certificate Number - 05208

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANK FOR DECEMBER 31, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET


                                                                                          ---------------------
                                                       Dollar Amounts in Thousands          RCFD  Bil Mil  Thou
---------------------------------------------------------------------------------------------------------------
ASSETS
 1. Cash and balances due from depository institutions (from Schedule RC-A):
    a.  Noninterest-bearing balances and currency and coin (1)_________________________     0081   1,635,738    1.a
                                                                                            ----- ------------
    b.  Interest-bearing balances (2)__________________________________________________     0071      56,609    1.b
                                                                                            ----- ------------
 2. Securities:
    a.  Held-to-maturity securities (from Schedule RC-B, column A)_____________________      1754               2.a
                                                                                            ----- ------------
    b.  Available-for-sale securities (from Schedule RC-B, column D)___________________      1773  1,886,260    2.b
                                                                                            ----- ------------
 3. Federal funds sold and securities purchased under agreements to resell____________      1350  13,090,502    3
                                                                                            ----- ------------
 4. _______________________Loans and lease financing receivables (from Schedule RC-C):
                                                                                            ----- ------------
    A. LOANS AND LEASES HELD FOR SALE__________________________________________________      5369 13,811,575    4.a
                                                                           ----- ---------- ----- ------------
    B. LOANS AND LEASES, NET OF UNEARNED INCOME________________________     B528 20,748,158                     4.b
                                                                           ----- ----------
    c. LESS: Allowance for loan and lease losses_______________________     3123   281,751                      4.c
                                                                           ----- ---------- ----- ------------
    D. LOANS AND LEASES, NET OF UNEARNED INCOME AND ALLOWANCE (ITEM 4.B MINUS 4.C)_____      B529 20,466,407    4.d
                                                                                            ----- ------------
  5. Trading assets (from Schedule RC-D)_______________________________________________      3545     39,828
                                                                                            ----- ------------
  6. Premises and fixed assets (including capitalized leases)__________________________      2145    154,299
                                                                                            ----- ------------
  7. Other real estate owned (from Schedule RC-M)______________________________________      2150      3,978
                                                                                            ----- ------------
  8. Investments in unconsolidated subsidiaries and associated companies (from
     Schedule RC-M)____________________________________________________________________      2130
                                                                                            ----- ------------
  9. Customers' liability to this bank on acceptances outstanding______________________      2155     19,519
                                                                                            ----- ------------
 10. Intangible assets:
                                                                                            ----- ------------
    A. GOODWILL________________________________________________________________________      3163    136,381    10.a
                                                                                            ----- ------------
    B. OTHER INTANGIBLE ASSETS (FROM SCHEDULE RC-M)____________________________________      0426      2,629    10.b
                                                                                            ----- ------------
11. Other assets (from Schedule RC-F)__________________________________________________      2160  1,124,695    11
                                                                                            ----- ------------
 2. Total assets (sum of items 1 through 11)___________________________________________      2170 52,428,420    12
----------                                                                                  ----- ------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
 Legal Title of Bank                                                        RC-2

FDIC Certificate Number - 05208                                               12

SCHEDULE RC--CONTINUED


                                                                                          ---------------------
                                                       Dollar Amounts in Thousands                Bil Mil  Thou
---------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:
                                                                                            -----
     a.In domestic offices (sum of totals of columns A and C from Schedule RC-E,             RCON
       part I)_________________________________________________________________________      2200 26,310,548   13.a

                                                                           ----- ---------- ----- -----------
       (1) Noninterest-bearing (1)_____________________________________      6631 15,407,563                   13.a.1
                                                                           ----- ----------
       (2) Interest-bearing____________________________________________      6636 10,902,985                   13.a.2
                                                                           ----- ---------- -----
     b.In foreign offices, Edge and Agreement subsidiaries, and IBFs                         RCFN
       (from Schedule RC-E, part II)___________________________________________________      2200  7,459,440   13.b
                                                                           ----- ---------- ----- -----------
       (1) Noninterest-bearing_________________________________________     6631     8,816                     13.b.1
                                                                           ----- ---------- -----
       (2) Interest bearing____________________________________________     6636 7,450,624   RCFD              13.b.2
                                                                           ----- ---------- ----- -----------
14.  Federal funds purchased and securities sold under agreements to repurchase________     2800   8,103,521   14
                                                                                            ----- -----------
15.  Trading liabilities (from Schedule RC-D)__________________________________________     3548      34,302   15
                                                                                            ----- -----------
16. OTHER BORROWED MONEY (INCLUDES MORTGAGE INDEBTEDNESS AND OBLIGATIONS
     UNDER CAPITALIZED LEASES) (FROM SCHEDULE RC-M):___________________________________     3190   6,539,518   16
                                                                                            ----- -----------
17.  Not applicable
                                                                                            ----- -----------
18.  Bank's liability on acceptances executed and outstanding__________________________     2920      19,519   18
                                                                                            ----- -----------
19.  Subordinated notes and debentures(2)______________________________________________     3200               19
                                                                                            ----- -----------
20.  Other liabilities (from Schedule RC-G)____________________________________________     2930     770,346   20
                                                                                            ----- -----------
21.  Total liabilities (sum of items 13 through 20)____________________________________     2948   49,237,194  21
                                                                                            ----- -----------
22.  MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES____________________________________     3000               22
                                                                                            ----- -----------
EQUITY CAPITAL
                                                                                            ----- -----------
                                                                                            ----- -----------
23.  Perpetual preferred stock and related surplus_____________________________________     3838               23
                                                                                            ----- -----------
24.  Common stock______________________________________________________________________     3230     100,000   24
                                                                                            ----- -----------
25.  Surplus (exclude all surplus related to preferred stock)__________________________     3839   1,712,625   25
                                                                                            ----- -----------
26.  a.  Retained earnings_____________________________________________________________     3632   1,349,777   26.a
                                                                                            ----- -----------
     b.  ACCUMULATED OTHER COMPREHENSIVE INCOME (3)____________________________________     B530      28,824   26.b
                                                                                            ----- -----------
27.  OTHER EQUITY CAPITAL COMPONENTS (4)_______________________________________________     A130               27
                                                                                            ----- -----------
28.  Total equity capital (sum of items 23 through 27)_________________________________     3210   3,191,226   28
                                                                                            ----- -----------
29.  Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28) 3300  52,428,420   29
                                                                                            ----- -----------

MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1.  Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the
    bank by independent external auditors as of                                             RCFD  NUMBER
    any date during 2000 ______________________________________________________________     6724         N/A   M.1
                                                                                            ----- -----------

1 = Independent audit of the bank conducted in accordance       4 = Directors' examination of the bank conducted
    with generally accepted auditing standards by a certified       in accordance with generally accepted auditing
    public accounting firm which submits a report on the bank       standards by a certified public accounting firm
2 = Independent audit of the bank's parent holding company          (may be required by state chartering authority)
    conducted in accordance with generally accepted auditing    5 = Directors' examination of the bank performed
    standards by a certified public accounting firm which           by other external auditors (may be required by
    submits a report on the consolidated holding company (but       state chartering authority)
    not on the bank separately)                                 6 = Review of the bank's financial statements by
3 = ATTESTATION ON BANK MANAGEMENT'S ASSERTION ON THE               external auditors
    EFFECTIVENESS OF THE BANK'S INTERNAL CONTROL OVER           7 = Compilation of the bank's financial statements
    FINANCIAL REPORTING BY A CERTIFIED PUBLIC ACCOUNTING FIRM       by external auditors
                                                                8 = Other audit procedures (excluding tax
                                                                    preparation work)
                                                                9 = No external audit work
---------
    (1) Includes total demand deposits and noninterest-bearing time and savings deposits.
    (2) Includes limited-life preferred stock and related surplus.
    (3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
    (4) Includes treasury stock and unearned Employee Stock Ownership Plan shares.